                                                    June 30, 2005

Jaguar Acquisition Corporation
1200 River Road, Suite 1302
Conshohocken, Pennsylvania 19428

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

                  Re: Initial Public Offering
                      -----------------------

Gentlemen:

                  The undersigned officer and director of Jaguar Acquisition
Corporation ("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC")
entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the
IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

                  1. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever. In the event of the liquidation of the
Trust Fund, the undersigned agrees to indemnify and hold harmless the Company, severally pro rata with Jonathan Kalman and C. Richard Corl based on the number of Insider Shares beneficially owned by each such individual, against any and all loss, liability, claims, damage and expense whatsoever

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

(including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the
Trust Fund.

                  2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.

                  3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

                  4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate ("Affiliate") of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, Katalyst LLC ("Related Party"), shall be allowed to charge the Company $7,500 per month, representing an allocable share of Related Party's overhead, to compensate it for the Company's use of Related
Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  6. The undersigned agrees to be an Executive Vice President
and

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

Chief Financial Officer of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Item 401 of
Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's
Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  7. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an Executive Vice President and Chief Financial Officer of the Company.

                  8. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by
EBC) any information they may have about the undersigned's background and finances ("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  9. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding")

Jaguar Acquisition Corporation
EarlyBirdCapital, Inc.
June 30, 2005

shall be brought and enforced in the courts of the State of New York of the
United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and EBC and appoint a substitute agent acceptable to each of the
Company and EBC within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.

                  10. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                                     James S. Cassano
                                                     ----------------
                                                     Print Name of Insider

                                                     /s/ James S. Cassano
                                                     --------------------
                                                     Signature

EXHIBIT A

         JAMES S. CASSANO has served as our executive vice president, chief financial officer and director since our inception. Mr. Cassano has served as a managing director of Katalyst since January 2005. From February 2004 to December
2004, Mr. Cassano was an independent consultant. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president business development and served as a consultant to the company through February 2004. He is currently a member of the board of directors of Apex Learning. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company which handled event related client and customer payments, that was re-named
Tickets.com and went public through an IPO in 1999. Mr. Cassano served as its chairman of the board and chief executive officer until December 1997. From
March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, where he was responsible for corporate finance, acquisitions and divestitures as well as all corporate information technology functions. From February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company, where he was responsible for analyzing and closing investments in ventures, and providing management support of companies in which Safeguard had investments. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates, where among other responsibilities, he lead or held management responsibility for the majority of the firm's strategic and large scale organization projects in financial services. Mr. Cassano received a B.S. in Aeronautics and Astronautics from
Purdue University and an M.B.A. from Wharton Graduate School at the University of Pennsylvania.